First Quarter 2019 Earnings Conference Call May 8, 2019

ThisSafe presentation includesHarbor statements that are Statement forward-looking statements made pursuant to the safe harbor provisions of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding 2019 earnings guidance (including the anticipated impact of ASU 2016-01); statements regarding the impact of the Tax Cuts and Jobs Act of 2017 (the “TCJA”); statements regarding current regulatory filings and anticipated regulatory filings; statements regarding expected capital expenditures; statements regarding expected dividends; and statements regarding the adequacy of our liquidity to meet cash requirements. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those expressed in forward- looking statements is contained in El Paso Electric Company’s (“EE” or the “Company”) most recently filed periodic reports and in other filings made by EE with the U.S. Securities and Exchange Commission (the "SEC"), and include, but is not limited to:  The impact of the TCJA and other U.S. tax reform legislation  Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates  Full and timely recovery of capital investments and operating costs through rates in Texas and New Mexico, and at the Federal Energy Regulatory Commission (“FERC”)  Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability  Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies, including distributed generation  Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant  Unanticipated maintenance, repair, or replacement costs for generation, transmission, or distribution facilities and the recovery of proceeds from insurance policies providing coverage for such costs  The size of our construction program, the receipt of necessary permits and approvals and our ability to complete construction on budget and on time  Potential delays in our construction and resource contracting schedule due to legal challenges or other reasons  Costs at Palo Verde  Decisions and actions of the Company’s regulators and the resulting impact on EE’s cost of capital, sales, and profitability  Deregulation and competition in the electric utility industry  Possible increased costs of compliance with environmental or other laws, regulations and policies  Possible income tax and interest payments as a result of audit adjustments proposed by the Internal Revenue Service or state taxing authorities  Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets  Actions by credit rating agencies  Possible physical or cyber-attacks, intrusions or other catastrophic events  The U.S. Government shutdown and the resulting impact on EE’s sales and profitability  Other factors of which we are currently unaware or deem immaterial EE’s filings are available from the SEC or may be obtained through EE’s website, http://www.epelectric.com. Any such forward-looking statement is qualified by reference to these risks and factors. EE cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward- looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this presentation, and EE does not undertake to update any forward-looking statement contained herein. 2

1st Quarter Financial Results  GAAP – Q1 2019 net income of $6.1 million (or $0.15 basic and diluted earnings per share), compared to Q1 2018 net loss of $7.0 million (or $0.17 basic and diluted loss per share)  Non-GAAP – Q1 2019 adjusted net loss of $6.7 million (or $0.17 adjusted basic loss per share), compared to Q1 2018 adjusted net loss of $5.0 million (or $0.12 adjusted basic loss per share)(1) (1) Adjusted net loss and adjusted basic loss per share are Non-GAAP financial measures that reflect net income (loss) and earnings (loss) per share, respectively (the most comparable GAAP financial measures) adjusted to exclude the impact of changes in fair value of EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities held in the nuclear decommissioning trust funds. Refer to slide 13 for a reconciliation of adjusted net loss and adjusted basic loss per share (Non-GAAP) to net income (loss) and basic earnings (loss) per share, respectively (the comparable GAAP financial measure). 3

Recent Highlights  During Q1 2019, filed transmission and distribution cost recovery factors in Texas  In March and April 2019, received approval from the New Mexico Public Regulation Commission (NMPRC) and the Federal Energy Regulatory Commission to issue common stock equity, respectively  In April 2019, Texas House approved Advanced Metering Infrastructure (AMI) legislation and it progressed to Texas Senate for consideration  On April 29, 2019, filed for approval to implement a Texas Fuel Refund of $19.4 million  Off-system sales margins increased in the first quarter  Refund to be spread over a four month period beginning in June  In May 2019, anticipate receiving regulatory approval from the PUCT to expand the Texas Community Solar Program by 2 MW 4

Anticipated Timeline for NMPRC General Rate Case Historical Test Year End (1) Final Order (Dec 2018) File Rate Case Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 (1) EE will file its New Mexico rate case on July 31, 2019 using a December 31, 2018 historical test year 5

1st Quarter 2019 Key Earnings Drivers EPS Q1 Q1 2019 vs 2018 $0.20 March 31, 2018 (GAAP) $ (0.17) $0.15 Changes in: $0.15 Investment and interest income, $ 0.36 NDT $0.10 Retail non-fuel base revenues $ 0.02 $0.05 Income tax expense - other $ (0.03) $- Depreciation and amortization $ (0.03) $(0.05) Interest charges (credits) $ (0.02) Other $ 0.02 $(0.10) March 31, 2019 (GAAP) $ 0.15 $(0.15) $(0.12) Non-GAAP Adjustments $ (0.32) $(0.20) $(0.17) $(0.17) March 31, 2019 (non-GAAP) $ (0.17) 2019 2018 2019 2018 (GAAP) (GAAP) (non- (non- GAAP) GAAP) 6

Historical Weather Analysis 1st Quarter HDDs vs 10-YR Average 1,600 1,396 1,400 1,265 1,338 1,159 1,153 1,134 1,200 1,054 10-YR HDD Average – 1,123 1,000 958 965 810 800 600 400 200 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1st Quarter HDDs 10-YR Average 1st Quarter 2019 HDDs • 1.0% Above 10-YR Average • 17.5% Above 1st Quarter 2018 7

1st Quarter Customers and Retail Sales Average No. Percent Percent of Retail MWH Change (1) Change (1) Customers Residential 377,396 1.6% 574,089 2.6% C&I Small 42,222 - 496,367 (0.5)% C&I Large 48 - 252,056 1.5% Public Authorities 6,204 10.9 331,947 1.1% Total Retail 425,870 1.6% 1,654,459 1.2% Cooling Degree Days 36 (2.7)% Heating Degree Days 1,134 17.5% (1) Percent change expressed as change in 2019 from 2018 8

Capital Requirements and Liquidity Anticipated Financings Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Remarket 2009 Series A & B Pollution Issue up to $100mm of Control Bonds Common Stock Equity (1) $100.6mm March 31, 2019 (2) (3) Total Liquidity (in $ millions) Credit Quality Moody's S & P Revolving Credit Rating Baa1 BBB $ 146.9 Facility Availability Outlook Negative Stable Cash $ 8.5 Liquidity $ 155.4 (1) Amount(s) and timing are subject to change based on capital needs (2) Moody’s reaffirmed its rating and outlook in March 2019 (3) S & P published its rating and outlook in May 2018 9

2019 Earnings Guidance  EE is adjusting GAAP guidance and reaffirming Non-GAAP Guidance:  GAAP earnings guidance range to $2.25 - $2.95 per basic share from $2.25 - $2.80 per basic share  Non-GAAP earnings guidance range of $2.10 - $2.45 per basic share GAAP Non - GAAP $2.95 $2.33 $2.45 $2.25 $2.07 $2.10 2018 Basic EPS Actual 2019 Basic EPS 2018 Adjusted Basic 2019 Adjusted Basic Guidance EPS Actual EPS Guidance Guidance assumes normal operations and considers significant variables that may impact earnings, such as weather, expenses, capital expenditures, nuclear decommissioning trust gains/losses, and the recovery of transmission and distribution costs in Texas. The mid-point of the guidance range assumes 10-year average weather (cooling and heating degree days) for the remainder of the year. The GAAP guidance range includes $6.1 million or $0.15 per share to $20.4 million or $0.50 per share, after-tax, of unrealized gains (losses) on equity securities and realized gains (losses) from the sale of both equity and fixed income securities from the Palo Verde decommissioning trust funds. 10

APPENDIX 11

Use of Non-GAAP Financial Measures  As required by an accounting standard, changes in the fair value of equity securities are now recognized in EE’s Statements of Operations. The adoption of this standard added the potential for significant volatility to the reported results of operations as changes in the fair value of equity securities may occur.  Accordingly, in addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), EE has provided adjusted net loss and adjusted basic loss per share, both of which are Non-GAAP financial measures. Management believes that providing this additional information is useful to investors in understanding EE’s core operating performance because each measure removes the effects of variances that are not indicative of fundamental changes in the earnings capacity of EE. Adjusted net loss and adjusted basic loss per share are calculated by excluding the impact of changes in fair value from EE’s equity securities and realized gains (losses) from the sale of both equity and fixed income securities in the Company’s Palo Verde nuclear decommissioning trust funds.  Adjusted net loss and adjusted basic loss per share are not measures of financial performance under GAAP and should not be considered as an alternative to net loss and loss per share, respectively. Further, EE’s presentation of any non-GAAP financial measure may not be comparable to similarly titled measures used by other companies. Please refer to slide 13 of this presentation for a reconciliation of adjusted net loss and adjusted basic loss per share to the most directly comparable financial measures, net income (loss) and earnings (loss) per share, respectively, prepared in accordance with GAAP. 12

Reconciliation of Net Income (Loss) (GAAP) and Basic Earnings (Loss) per Share (GAAP) to Adjusted Net Loss (Non-GAAP) and Adjusted Basic Loss per Share (Non-GAAP)  Financial Instruments – Overall (Topic 825-10) – unrealized gains and losses on equity securities that historically have been recorded through Accumulated Other Comprehensive Income will be immediately recognized in the Statements of Operations.  Upon adoption of this standard, EE recorded as of January 1, 2018 a cumulative effect adjustment to retained earnings of $41 million, net of tax, for the unrealized gains (losses) related to equity securities held in the NDT.  The adoption of this standard added the potential for significant volatility to EE’s reported results of operations as changes in the fair value of equity securities may occur.  Equity investments included in the NDT are significant and are expected to increase significantly during the remaining life (estimated to be 27 to 30 years) of Palo Verde.(1) Accordingly, EE is providing adjusted net loss (a Non-GAAP financial measure) and adjusted basic loss per share (Non-GAAP), both of which are reconciled below to net income (loss) and basic earnings (loss) per share (the most comparable GAAP financial measures): Three Months Ended March 31, 2019 2018 (In thousands except for per share data) Net income (loss) (GAAP) $ 6,089 $ (6,966) Adjusting items before income tax effects Unrealized (gains) losses, net (16,690) 3,781 Realized (gains) losses, net 701 (1,272) Total adjustments before income tax effects (15,989) 2,509 Income taxes on above adjustments 3,198 (502) Adjusting items, net of income taxes (12,791) 2,007 Adjusted net loss (non-GAAP) $ (6,702) $ (4,959) Basic earnings (loss) per share (GAAP) $ 0.15 $ (0.17) Adjusted basic loss per share (non-GAAP) $ (0.17) $ (0.12) (1) As of March 31, 2019, the EE nuclear decommissioning trust portfolio was comprised of 52% equity securities and had a market value of $298 million. 13

Anticipated Timeline for New Generating Resources


Announced RFP results (1)
Seek Regulatory Approvals
Additional 276 MW of peak generating capacity
Q2 2017
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
2020
2021
Q2 2022
Q3 2022
Q2 2023
Q3 2023
Issued All-Source RFP
Contract negotiations and execution (2)
Additional 100 MW of peak generating capacity

- May purchase 50 to 150 MW of wind and solar generated power for fuel diversity and energy cost savings



(1) The winning bids include the expected Power Purchase Agreements ("PPAs") of 200 MW of utility scale solar resources, 100 MW of battery storage, and the construction of a 226 MW natural gas combustion turbine generating unit at the Company's Newman Power Station for an expected cost of approximately $143 million

(2) Selected proposals are subject to the execution of contracts following negotiations with the winning bidders, obtaining the applicable environmental and construction related permits, and obtaining the necessary approvals from the Public Utility Commission of Texas ("PUCT") and the NMPRC

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The Electric Company®
El Paso Electric

2019 Texas Cost Recovery Factor Filings TCRF Transmission infrastructure not (1) (3) included in rates Filed on January 25th, Anticipate obtaining (Oct 1, 2016 – Sept 30, 2018) PUCT Docket No. 49148 approvals Q3 Q4 Q3 Q4 Q1 Q2 Q3 Q4 2016 2016 2017 2018 2018 2019 2019 2019 2019 (2) th Distribution infrastructure not Filed on March 28 , Anticipate obtaining (3) included in rates PUCT Docket No. approvals (Oct 1, 2016 – Dec 31, 2018) 49395 DCRF (1) Under PUCT Docket No. 49148, seeking to recover $8.2 million for transmission revenue requirements, subsequently adjusted to $8.1 million. (2) Under PUCT Docket No. 49395, seeking to recover $7.9 million for distribution revenue requirements. (3) First time EE has filed for TCRF and DCRF approvals, so timing is subject to change. 15